FORBEARANCE AGREEMENT, dated as of March 31, 2017 (this "***Agreement***"), with respect to the Credit and Security Agreement (the "***Credit Agreement***") dated as of August 13, 2014, among IGNITE RESTAURANT GROUP, INC. (the "***Borrower***"), the Lenders (as defined in the Credit Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE AG), as administrative agent (in such capacity, the "***Administrative Agent***").

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has informed the Administrative Agent and the Lenders that the Default or Defaults described on Annex I hereto (the "***Specified Defaults***") have occurred or may occur.

C. The Borrower has requested that the Lenders and the Administrative Agent forbear from exercising their rights and remedies arising from the Specified Defaults during the period (the "***Forbearance Period***") from the Forbearance Agreement Effective Date (as defined below) until and including the earlier to occur of (i) May 9, 2017 and (ii) the occurrence of any Forbearance Default (as defined below) (such earlier date, the "***Forbearance Termination Date***").

D. The Administrative Agent and undersigned Required Lenders (sometimes referred to herein individually as a "***Lender Party***," and collectively as the "***Lender Parties***") are willing to forbear from exercising their rights and remedies arising solely from the Specified Defaults until the Forbearance Termination Date on the terms and subject to the conditions set forth herein.

E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. ***Forbearance***. (a) Subject to the other terms and conditions of this Agreement, the undersigned Lender Parties hereby agree, (such agreement, the "***Forbearance***"), until the Forbearance Termination Date, to forbear from the exercise of all rights and remedies otherwise available under the Credit Agreement and the other Loan Documents solely on account of any Specified Default; *provided*, that the Lenders and Administrative Agent shall be free to exercise any or all of their rights and remedies arising on account of any Specified Default (or any other Event of Default that may occur and then be continuing) at any time on or after the Forbearance Termination Date.

(b) It is understood and agreed by the Borrower and other Credit Parties that each Specified Default (i) has occurred and is existing under the Loan Documents as of the date of this Agreement, (ii) constitutes an Event of Default for all purposes of the Loan

Documents, (iii) the Administrative Agent and the Lenders, except as expressly set forth herein, are entitled to take all actions legally available to them under the Loan Documents or applicable law upon the occurrence of an event of default without any further or additional notice to the Borrower or the other Credit Parties, and (iv) to the extent that any Loan Document prohibits, restricts or limits any action by a Credit Party or imposes any condition, certification or notification requirement on any Credit Party upon the occurrence or continuance of a Default or Event of Default, then such prohibition, restriction, limitation, condition, certification or notification requirement shall apply.

(c) Any agreement by the Lender Parties to extend the Forbearance Period, if any, or waive the occurrence of the Forbearance Termination Date must be set forth in writing and signed by the Lender Parties. The Borrower and other Credit Parties each acknowledge and agree that the Lender Parties have not made any assurances concerning any possibility of an extension of the Forbearance Period or waiver of any occurrence of the Forbearance Termination Date. The Borrower and other Credit Parties each acknowledge and agree that the running of any statutes of limitation or doctrine of laches applicable to any claims or causes of action that Administrative Agent or any Lender may be entitled to take or bring in order to enforce its rights and remedies against the Borrower or any other Credit Party (or any of their respective assets) is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(d) The Borrower and the other Credit Parties each acknowledges and agrees that the aggregate principal amount of the outstanding Loans under and as defined in the Credit Agreement is equal to at least $135,250,569.16 as of the date hereof and the aggregate face amount of outstanding Letters of Credit is at least $10,050,000 as of the date hereof. The foregoing amount does not include any of the interest, fees, costs, and expenses to which the Administrative Agent and/or any Lender is entitled under the Credit Agreement or other Loan Documents. As of the date hereof, all of the foregoing Obligations are outstanding, and the Borrower and the other Credit Parties each acknowledges and agrees that (i) they are jointly and severally liable for the Obligations to the extent provided under the Credit Agreement or other Loan Documents, and (ii) they have no right of offset, defense, or counterclaim with respect to any of the Obligations.

SECTION 2. ***Forbearance Default***. Nothing set forth herein or contemplated hereby (a) is intended to or shall be construed as a waiver of or acquiescence to any Specified Default, which shall continue in existence subject only to the terms of the Forbearance, or (b) shall constitute an agreement by the Lender Parties to forbear from the exercise of any of the rights or remedies available to the Lender Parties under the Credit Agreement or the other Loan Documents (all of which rights and remedies are hereby expressly reserved by the Lender Parties) upon and after the occurrence of a Forbearance Default. For purposes hereof, the term "***Forbearance Default***" shall mean the existence of any or all of the following: (i) any Default or Event of Default (including for the avoidance of doubt any payment default) under the Loan Documents other than the Specified Defaults, (ii) a breach by Borrower or any other Credit Party of any term of this Agreement, or (iii) any breach or inaccuracy in any material respect of any

representation or warranty made by Borrower and the other Credit Parties in Section 3 hereof.

SECTION 3. ***Representations and Warranties***. To induce the Lender Parties to enter into this Agreement, the Borrower and the other Credit Parties represent and warrant to the Lender Parties that, as of the Forbearance Agreement Effective Date:

(a) This Agreement has been duly authorized, executed and delivered by each Credit Party hereto, and constitutes a legal, valid and binding obligation of such Credit Party in accordance with its terms.

(b) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance of this Agreement by such Credit Party and the execution, delivery and performance of this Agreement does not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Credit Party under the provisions of, such Credit Party's Organizational Documents or any material agreement to which such Credit Party is a party.

(c) Other than as they relate to the Specified Defaults, the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the Forbearance Agreement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(d) Other than the Specified Defaults, no Default or Event of Default has occurred and is continuing.

(e) Such Credit Party does not, and hereby covenants that they will not, contest that the Administrative Agent and the Lenders have and will continue to possess valid and perfected security interests in, and liens upon, all of the property of such Credit Party in which liens and security interests are granted and perfected pursuant to the terms of the Loan Documents.

SECTION 4. ***Supplemental Terms, Conditions and Covenants During the Forbearance Period.*** The Credit Parties hereby agree to comply with the following terms, conditions and covenants during the Forbearance Period:

(a) The Credit Parties shall continue to comply with the reporting obligations and requirements set forth in the Loan Documents and, upon written request of the Administrative Agent, shall provide the

Administrative Agent and the Lenders (and their respective professionals) with such other reporting and financial information as may be reasonably requested by the Administrative Agent and/or Lenders from time to time and prompt access to the Credit Parties' books and records related to the Collateral. In addition to, and without limiting whatever rights to access the Administrative Agent and the Lenders have under the Loan Documents, upon reasonable notice and at reasonable times during normal business hours, the Credit Parties shall permit the Administrative Agent and the Lenders (and their respective representatives, agents, and professionals) (i) to have access to and inspect the Credit Parties' properties, (ii) to examine the Credit Parties' books and records, and (iii) to discuss the Credit Parties' affairs and finances with the Credit Parties' officers, financial advisors, and other retained professionals;

(b) The Credit Parties, with the assistance of Piper Jaffray & Co., shall market the Credit Parties' businesses and assets for sale to a third party, and shall use their best efforts to negotiate and document a sale of all or substantially all of such businesses and assets in one or a series of transactions on terms and conditions acceptable to the Lender Parties, in each case, evidenced by a definitive asset purchase agreement and related purchase documents in form and substance acceptable to the Lender Parties dated on or prior to May 8, 2017;

(c) Notwithstanding anything to the contrary in the Credit Agreement, with respect to any owned real property with a value in excess of $1,000,000, (i) the Credit Parties shall maintain flood insurance on all such real property that is in a Special Flood Hazard Zone, from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act as amended from time to time or as otherwise required by the Administrative Agent and the Lenders, and (ii) the Credit Parties will provide the Administrative Agent and the Lenders with at least 45 days advance written notice prior to pledging any such real property and shall obtain confirmation from the Administrative Agent and all of the Lenders that flood insurance due diligence and compliance has been completed prior to pledging such real property (and any increase, extension or renewal of the Obligations shall be subject to such due diligence and flood insurance compliance reasonably satisfactory to the Administrative Agent and all Lenders);

(d) The Credit Parties shall give Grant Thornton, as financial advisor to the Administrative Agent, reasonable access during normal business hours to their books and records and their offices, properties, officers, employees, accountants, auditors, counsel and other representatives, and furnish to Grant Thornton such financial, operating

and property related data and other information as they reasonably request from time to time; and

(e) The Credit Parties shall, promptly upon request by the Administrative Agent (or the Required Lenders through the Administrative Agent), (i) correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Required Lenders through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents. Notwithstanding the foregoing, the Credit Parties hereby authorize the Administrative Agent to file any U.C.C. Financing Statements describing the Collateral (or any other document related to the perfection of liens in the Collateral) to perfect or continue perfected the security interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral and the Borrower agrees to promptly pay all filing and recording fees and taxes in connection with such filings (any such fees or taxes not promptly paid or reimbursed shall be Related Expenses).

SECTION 5. ***General Release.*** In consideration of, among other things, the forbearance and other agreements provided for herein, the Borrower and each other Credit Party forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, defenses, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the "**Released Claims**"), against the Administrative Agent and/or any Lender (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other advisors or representatives (collectively, the "**Released Parties**"); provided that in each case such Released Claim is based in whole or in part on facts, events or conditions, whether known or unknown, existing on or prior to the Forbearance Agreement Effective Date and which arise out of or are related to the Credit Agreement, the other Loan Documents, the Obligations or the Collateral. The Borrower and other Credit Parties further agree to refrain from commencing, instituting or prosecuting, or supporting any Person that commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any and all Released Parties with respect to any and all Released Claims.

SECTION 6. ***Effectiveness.*** This Agreement shall become effective as of the date set forth above on the date (the "***Forbearance Agreement Effective Date***") on which each of the following conditions have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Credit Parties and the Lender Parties;

(b) all representations and warranties of the Borrower and the other Credit Parties contained herein shall be true and correct in all material respects as of the Forbearance Agreement Effective Date; and

(c) the Administrative Agent and Lenders shall have received reimbursement from the Borrower of all out-of-pocket expenses and legal fees and costs incurred that the Borrower is required by the Credit Agreement to reimburse (to the extent invoiced).

SECTION 7. ***Effect of Agreement.*** Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise (a) affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document or (b) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the Credit Parties contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. ***Counterparts***. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. ***Applicable Law***. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. ***Headings***. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[*Remainder of page intentionally left blank*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

IGNITE RESTAURANT GROUP, INC.

by ______________________

Brad Leist
Chief Financial Officer

JOE'S CRAB SHACK, LLC

by ______________________

Brad Leist
Chief Financial Officer

IGNITE RESTAURANTS – NEW JERSEY, LLC

by ______________________

Brad Leist
Chief Financial Officer

JOE'S CRAB SHACK – REDONDO BEACH, INC.

by ______________________

Brad Leist
Chief Financial Officer

BHTT ENTERTAINMENT, LLC

by ______________________

Brad Leist
Chief Financial Officer

JOE'S CRAB SHACK – MARYLAND LLC

by ______________________________
Brad Leist
Chief Financial Officer

JOE'S CRAB SHACK – ANNE ARUNDEL MD, LLC

by ______________________________
Brad Leist
Chief Financial Officer

BRICK HOUSE DEVELOPMENT, LLC

by ______________________________
Brad Leist
Chief Financial Officer

JCS MONMOUTH MALL – NJ, LLC

by ______________________________
Brad Leist
Chief Financial Officer

JCS DEVELOPMENT, LLC

by ______________________________
Brad Leist
Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

by [signature]

Name: Didier Siffer
Title: Authorized Signatory

by [signature]

Name: Julia Bykhovskaia
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED, as a Lender

By: FCO V CLO CM LLC, its collateral manager

By:____________________________

Name: Marc K. Furstein

Title: Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender

By: FCO VI CLO CM LLC, its collateral manager

By:__________________________
Name: Marc K. Furstein
Title: Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender

By: Fortress Credit Opportunities I GP LLC, its general partner

By:________________________________
Name: Marc K. Furstein
Title: Chief Operating Officer

MIDCAP FUNDING IX TRUST, as Lender

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By: ______________________
Howard Widra
Authorized Signatory

As Existing Lender

Golub Capital Partners CLO 16, Ltd.
By: GC Advisors LLC, its agent

By: ____________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17, Ltd.
By: GC Advisors LLC, as agent

By: ____________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 21(M), Ltd.
By: GC Advisors LLC, its agent

By: ____________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 30(M), Ltd.
By: GC Advisors LLC, its agent

By: ____________________
Name: Marc C. Robinson
Title: Authorized Signatory

Golub Capital Partners CLO 31(M), Ltd.
By: GC Advisors LLC, its agent

By: ____________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC
By: GC Advisors LLC, its Collateral Manager

By: ______________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Investment Corporation CLO 2016(M) LLC
By: GC Advisors LLC, as Collateral Manager

By: ______________________
Name: Marc C. Robinson
Title: Managing Director

Golub Capital PEARLS Direct Lending Program, L.P.
By: GC Advisors LLC, its Manager

By: ______________________
Name: Marc C. Robinson
Title: Managing Director

Name of Lender: SIERRA INCOME CORPORATION
a Maryland corporation

By: SIC Advisors LLC,
a Delaware limited liability company,
its investment manager

By: Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

by DocuSigned by: Kevin Braddish 53CE801F6EFA451...
Name:
Title:

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

by DocuSigned by: Kevin Braddish 53CE801F6EFA451...
Name:
Title:

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

by DocuSigned by: Kevin Braddish 53CE801F6EFA451...
Name:
Title:

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

by DocuSigned by: Kevin Braddish 53CE801F6EFA451...
Name:
Title:

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

DocuSigned by:

by Kevin Braddish
53CE801F6EFA451...
Name:
Title:

PRIVATE DEBT STRATEGIES FUND III, L.P., as a Lender
By: Ivy Hill Asset Management, L.P., as Manager

DocuSigned by:

by Kevin Braddish
53CE801F6EFA451...
Name:
Title:

PRIVATE DEBT STRATEGIES FUND IV, L.P., as a Lender
By: Ivy Hill Asset Management, L.P., as Manager

DocuSigned by:

by Kevin Braddish
53CE801F6EFA451...
Name:
Title:

Specified Defaults

The following Specified Defaults have occurred and are continuing or are anticipated to occur and continue under the Credit Agreement during the Forbearance Period:

1. The Borrower anticipates that it may fail to make payments of principal, interest, Letter of Credit Fees, and other fees due on or about March 31, 2017, as required under Sections 2.2(b) 2.3, 2.4, and 2.9 of the Credit Agreement, which constitutes an Event of Default pursuant to Section 8.1 of the Credit Agreement;

2. The Borrower anticipates that it may fail to deliver to the Administrative Agent, within 90 days after the end of the fiscal year ended January 2, 2017, an annual audit report for that year in the form required under Section 5.3(b) of the Credit Agreement together with all related certificates and other information required under Section 5.3 of the Credit Agreement, which constitutes an Event of Default pursuant to Section 8.3 of the Credit Agreement if not fully corrected within 30 days after the earlier of (a) the date that any Financial Officer of the Borrower becomes aware of the occurrence thereof, and (b) the giving of written notice thereof to the Borrower by the Administrative Agent or the Required Lenders that the failure to provide the required annual report is to be remedied;

3. The Borrower anticipates that the Leverage Ratio as of April 3, 2017, may exceed 4.00 to 1.00, which is prohibited under Section 5.7(a) of the Credit Agreement and constitutes an Event of Default pursuant to Section 8.2 of the Credit Agreement; and

4. The Borrower anticipates that the Interest Coverage Ratio as of April 3, 2017, may be less than 3.00 to 1.00, which is prohibited under Section 5.7(c) of the Credit Agreement and constitutes an Event of Default pursuant to Section 8.2 of the Credit Agreement.